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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2000



                              VERDANT BRANDS, INC.
             (Exact name of registrant as specified in its charter)


              Minnesota               0-26507                   41-0848688
----------------------------  -------------------------  -----------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
        of incorporation)                                  Identification No.)


     9555 James Avenue South, Suite 200, Bloomington, Minnesota, 55431-2543
     ----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 703-3300
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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                         Exhibit Index Appears on Page 4

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Item 2.  Acquisition or Disposition of Assets.

         On November 20, 2000, Verdant Brands, Inc., a Minnesota corporation ("Verdant"), announced the sale of the inventories and operating assets of the environmentally-sensitive U.S. product lines of its Retail Division to Woodstream Corporation. The Retail Division consists of the environmentally-sensitive product lines (sold in the U.S. and Canada under the Safer(R), SureFire(TM), and Ringer(R) brand names) and the traditional product lines (sold under Dexol(R), Black Leaf(R) and various private label lines). The sale to Woodstream Corporation was completed on November 17, 2000 for a cash sales price of $8,090,012. The operating assets of the Retail Division's traditional product lines were sold on November 30, 2000 for $500,000 to HPI, Inc. The Safer, Ltd. retail assets located in Ontario, Canada comprise the remaining balance of the Retail Division assets and are expected to be sold for approximately $750,000 to Woodstream Corporation in December, 2000. All sales proceeds, after payment of selling expenses, were applied to reduce Verdant's secured line of credit with its senior lender.

         HPI, Inc., has been a supplier to the Retail Division and is currently owed approximately $1,830,000.

         The operating results and identifiable assets of the Retail Division are discussed in Note 8 of the Business Segments in Form 10-Q for the period ending September 30, 2000.

         The press release describing the sale of the United States environmentally-sensitive product lines to Woodsteam Corporation, which is filed as Exhibit 99.1 to this Form 8-K, is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.         Description
                  ----------          -----------
                    99.1              Press Release describing the sale of the
                                      environmentally-sensitive products line.











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                         Exhibit Index Appears on Page 4

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 4, 2000


                                         VERDANT BRANDS, INC.



                                         By:    /s/ H. Michael Blair
                                            -----------------------------------
                                            H. Michael Blair
                                            Chief Financial Officer

















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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

  99.1 Press Release describing the sale of the environmentally-sensitive product lines.
















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